SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 17, 2003
Date of Report (Date of earliest event reported)

CHARLOTTE RUSSE HOLDING, INC.

(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-27677 (Commission File Number)	33-0724325 (I.R.S. Employer Identification No.)

4645 Morena Boulevard
San Diego, California 92117
(858) 587-1500
(Address, including zip code, and telephone number, including area code, of principal executive officers)

N/A
(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

Exhibit No.	Document Description

99.1	Press Release dated April 17, 2003

ITEM 9. REGULATION FD DISCLOSURE

     See Item 12. Results of Operations and Financial Condition

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     A copy of the press release issued by Charlotte Russe Holding, Inc. on Thursday, April 17, 2003, describing its results of operations for the quarter ended March 29, 2003, is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release is also being furnished pursuant to Item 9. Regulation FD Disclosure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLOTTE RUSSE HOLDING, INC.

Dated: April 17, 2003	By:	/s/ DANIEL T. CARTER Daniel T. Carter Executive Vice President and Chief Financial Officer